Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information

Quarter Ended December 31, 2010

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

December 31, 2010

Table of Contents

Introduction

Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results

Statement of Operations-Proportionate Consolidation Method - Quarters Ended December 31, 2010 and December 31, 2009	4
Statement of Operations-Proportionate Consolidation Method - Years Ended December 31, 2010 and December 31, 2009	5
Net Operating Income - Quarters Ended December 31, 2010 and December 31, 2009	6
Net Operating Income - Years Ended December 31, 2010 and December 31, 2009	7
Computation of Earnings Per Share	8
Funds From Operations and Funds Available for Distribution - Quarters Ended December 31, 2010 and December 31, 2009	9
Funds From Operations and Funds Available for Distribution - Years Ended December 31, 2010 and December 31, 2009	10

Operating Statistics

Leasing Activity Summary	11
Summarized Rent Per Square Foot and Occupancy Percentages	12
Enclosed Mall Sales and Rent Per Square Foot	13
Enclosed Mall Occupancy - Owned GLA	14
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	15
Top Twenty Tenants	16
Lease Expirations	17
Gross Leasable Area Occupancy Summary	18
Property Information	19

Balance Sheet

Balance Sheet - Proportionate Consolidation Method	22
Balance Sheet - Property Type	23
Investment in Real Estate	24
Capital Expenditures	26
Debt Analysis	27
Debt Schedule	28
Selected Debt Ratios	29
Shareholder Information	30
Definitions	31

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility, as well as capital application provisions and limits on PREIT’s ability to pay distributions on our common shares; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic downturn and its effect on employment, consumer confidence and consumer spending; tenant business and solvency and leasing decisions and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including at recently redeveloped properties. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2009. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and strip and power centers. As of December 31, 2010, the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid Atlantic region. The operating retail properties have a total of approximately 33.2 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

First Quarter 2011	April 28, 2011

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrik Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Stifel Nicolaus	Nathan Isbee	(443) 224-1346

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 17, 2011 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

October 29, 2010 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Acquisitions, dispositions, development and redevelopment activities:

October 28, 2010 - PREIT announced it signed an agreement with the Township of Voorhees to relocate the municipal offices of Voorhees, New Jersey to Voorhees Town Center.

Other activities:

February 2, 2011 - PREIT scheduled its Fourth Quarter 2010 earnings call for Wednesday, February 23, 2011.

January 18, 2011 - PREIT announced the tax status of its 2010 distributions.

November 12, 2010 - PREIT announced it will present at the REITWorld 2010 conference.

October 14, 2010 - PREIT scheduled its Third Quarter 2010 earnings call for Thursday, November 4, 2010.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009	2008
TRADING INFORMATION
High Price	$15.93	$8.95	$17.35	$9.13	$29.70
Low Price	$11.58	$6.80	$8.35	$2.20	$2.21
MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	55,436	44,615	55,436	44,615	39,468
OP Units Outstanding	2,329	2,329	2,329	2,329	2,201

Total Shares and OP Units Outstanding	57,765	46,944	57,765	46,944	41,669

Market Price (closing price at end of period)	$14.53	$8.46	$14.53	$8.46	$7.45
Equity Market Capitalization - Shares and OP Units	$839,327	$397,148	$839,327	$397,148	$310,437
DEBT CAPITALIZATION (1)
Secured Debt Balance (2)	$2,265,572	$1,956,193	$2,265,572	$1,956,193	$1,940,334
Unsecured Debt Balance (3) (4)	136,900	792,900	136,900	792,900	811,500

Debt Capitalization	2,402,472	2,749,093	2,402,472	2,749,093	2,751,834

TOTAL MARKET CAPITALIZATION	$3,241,799	$3,146,241	$3,241,799	$3,146,241	$3,062,271

Equity Capitalization/Total Market Capitalization	25.9%	12.6%	25.9%	12.6%	10.1%
Debt Capitalization/Total Market Capitalization	74.1%	87.4%	74.1%	87.4%	89.9%
Unsecured Debt Balance/Total Debt	5.7%	28.8%	5.7%	28.8%	29.5%
DISTRIBUTIONS PER COMMON SHARE
Ordinary Income	$0.150	$0.040	$0.600	$0.630	$2.254
Capital Gain	—	0.110	—	0.110	—
Return of Capital/Non-Taxable	—	—	—	—	0.026

Distributions per share	$0.150	$0.150	$0.600	$0.740	$2.280

Annualized Dividend Yield (5)	4.1%	7.1%	4.1%	8.7%	30.6%
CAPITAL RESOURCES
Cash and Cash Equivalents	$47,107	$77,147	$47,107	$77,147	$12,711
Revolving Credit Facility	150,000	500,000	150,000	500,000	500,000
Amount Outstanding	—	(486,000)	—	(486,000)	(400,000)
Letters of Credit	(1,534)	(3,030)	(1,534)	(3,030)	(6,428)

Available Revolving Credit Facility (6)	148,466	10,970	148,466	10,970	93,572

TOTAL	$195,573	$88,117	$195,573	$88,117	$106,283

Shelf Registration	$831,812	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $347,200 in Term Loans as of December 31, 2010.
(3)

The unsecured debt balance includes $170,000 in senior unsecured 2008 Term Loan for the periods ended December 31, 2009 and December 31, 2008, and Credit Facility balances of $486,000 for the period ended December 31, 2009 and $400,000 for the period ended December 31, 2008.

(4)	The unsecured debt balance includes exchangeable notes of $136,900 for the periods ended December 31, 2010 and December 31, 2009, and $241,500 for the period ended December 31, 2008.
(5)	Based on closing share price at the end of the period.
(6)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended December 31, 2010 and December 31, 2009

Proportionate Consolidation Method

(in thousands)

	Quarter ended December 31, 2010				Quarter ended December 31, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$78,944	$6,527	$—	$85,471	$77,028	$6,517	$2,864	$86,409
Expense reimbursements	31,897	2,659	—	34,556	35,502	2,584	572	38,658
Percentage rent	3,292	74	—	3,366	2,978	65	—	3,043
Lease termination revenue	478	—	—	478	518	—	—	518
Other real estate revenue	6,473	540	—	7,013	6,609	471	42	7,122

Real estate revenue	121,084	9,800	—	130,884	122,635	9,637	3,478	135,750
Interest and other income	1,145	—	—	1,145	943	—	—	943

Total revenue	122,229	9,800	—	132,029	123,578	9,637	3,478	136,693

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,583)	(2,049)	—	(37,632)	(37,988)	(2,176)	(736)	(40,900)
Utilities	(5,978)	(219)	—	(6,197)	(5,506)	(229)	(2)	(5,737)
Other operating expenses	(7,413)	(684)	—	(8,097)	(8,472)	(761)	(76)	(9,309)

Total operating expenses	(48,974)	(2,952)	—	(51,926)	(51,966)	(3,166)	(814)	(55,946)

Depreciation and amortization	(38,915)	(2,074)	—	(40,989)	(43,740)	(2,089)	(1,323)	(47,152)
Other expenses:
General and administrative expenses	(10,712)	—	—	(10,712)	(9,122)	—	—	(9,122)
Impairment of assets and project costs	(199)	—	—	(199)	(74,562)	—	—	(74,562)
Income taxes and other expenses	74	—	—	74	49	—	—	49

Total other expenses	(10,837)	—	—	(10,837)	(83,635)	—	—	(83,635)

Interest expense, net (2)	(34,142)	(2,617)	—	(36,759)	(33,462)	(1,813)	(756)	(36,031)
Gain on extinguishment of debt	—	—	—	—	13,076	—	—	13,076

Total expenses	(132,868)	(7,643)	—	(140,511)	(199,727)	(7,068)	(2,893)	(209,688)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(10,639)	2,157	—	(8,482)	(76,149)	2,569	585	(72,995)
Equity in income of partnerships	2,157	(2,157)	—	—	2,569	(2,569)	—	—
Gains on sales of real estate	—	—	—	—	2,657	—	—	2,657

Loss from continuing operations	(8,482)	—	—	(8,482)	(70,923)	—	585	(70,338)
Discontinued operations:
Operating results from discontinued operations	—	—	—	—	585	—	(585)	—
(Adjustment to gains) gains on sales of discontinued operations	(56)	—	—	(56)	6,106	—	—	6,106

(Loss) income from discontinued operations	(56)	—	—	(56)	6,691	—	(585)	6,106

Net loss	(8,538)	—	—	(8,538)	(64,232)	—	—	(64,232)
Less: net loss attributable to noncontrolling interests	507	—	—	507	3,138	—	—	3,138

Net loss attributable to PREIT	$(8,031)	$—	$—	$(8,031)	$(61,094)	$—	$—	$(61,094)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $602 and $995 for the quarter ended December 31, 2010 and 2009, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Years Ended December 31, 2010 and December 31, 2009

Proportionate Consolidation Method

(in thousands)

	Year ended December 31, 2010				Year ended December 31, 2009
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$293,640	$25,663	$7,739	$327,042	$288,542	$25,180	$13,227	$326,949
Expense reimbursements	131,877	10,568	1,750	144,195	135,627	10,179	3,085	148,891
Percentage rent	5,585	136	—	5,721	5,357	136	—	5,493
Lease termination revenue	3,028	275	—	3,303	2,154	120	—	2,274
Other real estate revenue	16,235	1,450	8	17,693	16,591	1,681	135	18,407

Real estate revenue	450,365	38,092	9,497	497,954	448,271	37,296	16,447	502,014
Interest and other income	5,276	—	—	5,276	3,035	—	—	3,035

Total revenue	455,641	38,092	9,497	503,230	451,306	37,296	16,447	505,049

EXPENSES:
Operating expenses:
CAM and real estate taxes	(142,767)	(8,361)	(1,904)	(153,032)	(139,274)	(8,199)	(3,557)	(151,030)
Utilities	(26,030)	(908)	(7)	(26,945)	(24,066)	(889)	(47)	(25,002)
Other operating expenses	(26,476)	(2,498)	(196)	(29,170)	(27,628)	(2,701)	(187)	(30,516)

Total operating expenses	(195,273)	(11,767)	(2,107)	(209,147)	(190,968)	(11,789)	(3,791)	(206,548)

Depreciation and amortization	(161,592)	(8,656)	(3,907)	(174,155)	(161,690)	(8,144)	(6,055)	(175,889)
Other expenses:
General and administrative expenses	(38,973)	—	—	(38,973)	(37,558)	—	—	(37,558)
Impairment of assets and project costs	(1,057)	—	—	(1,057)	(75,012)	—	—	(75,012)
Income taxes and other expenses	(80)	—	—	(80)	(169)	—	—	(169)

Total other expenses	(40,110)	—	—	(40,110)	(112,739)	—	—	(112,739)

Interest expense, net (2)	(142,730)	(8,619)	(1,926)	(153,275)	(131,236)	(7,261)	(2,328)	(140,825)
Gain on extinguishment of debt	—	—	—	—	27,047	—	—	27,047

Total expenses	(539,705)	(29,042)	(7,940)	(576,687)	(569,586)	(27,194)	(12,174)	(608,954)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(84,064)	9,050	1,557	(73,457)	(118,280)	10,102	4,273	(103,905)
Equity in income of partnerships	9,050	(9,050)	—	—	10,102	(10,102)	—	—
Gains on sales of real estate	—	—	—	—	4,311	—	—	4,311

Loss from continuing operations	(75,014)	—	1,557	(73,457)	(103,867)	—	4,273	(99,594)
Discontinued operations
Operating results from discontinued operations	1,557	—	(1,557)	—	4,273	—	(4,273)	—
Gains on sales of discontinued operations	19,094	—	—	19,094	9,503	—	—	9,503

Income from discontinued operations	20,651	—	(1,557)	19,094	13,776	—	(4,273)	9,503

Net loss	(54,363)	—	—	(54,363)	(90,091)	—	—	(90,091)
Less: net loss attributable to noncontrolling interests	2,436	—	—	2,436	4,353	—	—	4,353

Net loss attributable to PREIT	$(51,927)	$—	$—	$(51,927)	$(85,738)	$—	$—	$(85,738)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $2,561 and $5,522 for the year ended December 31, 2010 and 2009, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income (1) - Quarter Ended December 31, 2010 and 2009

(in thousands)

	Quarter ended December 31, 2010			Quarter ended December 31, 2009
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$85,083	$388	$85,471	$83,141	$3,268	$86,409
Expense reimbursements	34,544	12	34,556	38,075	583	38,658
Percentage rent	3,366	—	3,366	3,043	—	3,043
Lease termination revenue	478	—	478	518	—	518
Other real estate revenue	6,890	123	7,013	6,916	206	7,122

TOTAL REAL ESTATE REVENUE	130,361	523	130,884	131,693	4,057	135,750

Operating expenses:
CAM and real estate taxes	(37,215)	(417)	(37,632)	(39,802)	(1,098)	(40,900)
Utilities	(6,197)	—	(6,197)	(5,734)	(3)	(5,737)
Other operating expenses	(8,058)	(39)	(8,097)	(9,171)	(138)	(9,309)

TOTAL OPERATING EXPENSES	(51,470)	(456)	(51,926)	(54,707)	(1,239)	(55,946)

NET OPERATING INCOME	$78,891	$67	$78,958	$76,986	$2,818	$79,804

	Quarter ended December 31, 2010			Quarter ended December 31, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$79,505	$5,578	$85,083	$77,769	$5,372	$83,141
Expense reimbursements	33,442	1,102	34,544	36,750	1,325	38,075
Percentage rent	3,328	38	3,366	3,034	9	3,043
Lease termination revenue	473	5	478	518	—	518
Other real estate revenue	6,821	69	6,890	6,862	54	6,916

TOTAL REAL ESTATE REVENUE	123,569	6,792	130,361	124,933	6,760	131,693

Operating expenses:
CAM and real estate taxes	(35,974)	(1,241)	(37,215)	(38,407)	(1,395)	(39,802)
Utilities	(6,133)	(64)	(6,197)	(5,672)	(62)	(5,734)
Other operating expenses	(7,879)	(179)	(8,058)	(8,911)	(260)	(9,171)

TOTAL OPERATING EXPENSES	(49,986)	(1,484)	(51,470)	(52,990)	(1,717)	(54,707)

NET OPERATING INCOME	$73,583	$5,308	$78,891	$71,943	$5,043	$76,986

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income (1) - Years Ended December 31, 2010 and 2009

(in thousands)

	Year Ended December 31, 2010			Year Ended December 31, 2009
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$317,724	$9,318	$327,042	$312,021	$14,928	$326,949
Expense reimbursements	142,395	1,800	144,195	145,756	3,135	148,891
Percentage rent	5,721	—	5,721	5,493	—	5,493
Lease termination revenue	3,303	—	3,303	2,274	—	2,274
Other real estate revenue	17,202	491	17,693	17,542	865	18,407

TOTAL REAL ESTATE REVENUE	486,345	11,609	497,954	483,086	18,928	502,014

Operating expenses:
CAM and real estate taxes	(149,685)	(3,347)	(153,032)	(146,022)	(5,008)	(151,030)
Utilities	(26,938)	(7)	(26,945)	(24,956)	(46)	(25,002)
Other operating expenses	(28,788)	(382)	(29,170)	(29,998)	(518)	(30,516)

TOTAL OPERATING EXPENSES	(205,411)	(3,736)	(209,147)	(200,976)	(5,572)	(206,548)

NET OPERATING INCOME	$280,934	$7,873	$288,807	$282,110	$13,356	$295,466

	Year Ended December 31, 2010			Year Ended December 31, 2009
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$295,114	$22,610	$317,724	$290,182	$21,839	$312,021
Expense reimbursements	137,320	5,075	142,395	140,767	4,989	145,756
Percentage rent	5,660	61	5,721	5,410	83	5,493
Lease termination revenue	3,298	5	3,303	2,274	—	2,274
Other real estate revenue	16,972	230	17,202	17,321	221	17,542

TOTAL REAL ESTATE REVENUE	458,364	27,981	486,345	455,954	27,132	483,086

Operating expenses:
CAM and real estate taxes	(144,329)	(5,356)	(149,685)	(140,828)	(5,194)	(146,022)
Utilities	(26,684)	(254)	(26,938)	(24,710)	(246)	(24,956)
Other operating expenses	(28,095)	(693)	(28,788)	(29,045)	(953)	(29,998)

TOTAL OPERATING EXPENSES	(199,108)	(6,303)	(205,411)	(194,583)	(6,393)	(200,976)

NET OPERATING INCOME	$259,256	$21,678	$280,934	$261,371	$20,739	$282,110

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Loss from continuing operations	$(8,482)	$(70,923)	$(75,014)	$(103,867)
Noncontrolling interest in continuing operations	496	2,969	3,216	4,114
Dividends on unvested restricted shares	(174)	(162)	(615)	(797)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(8,160)	$(68,116)	$(72,413)	$(100,550)

(Loss) income from discontinued operations	$(56)	$6,691	$20,651	$13,776
Noncontrolling interest in discontinued operations	2	168	(788)	239

(Loss) income from discontinued operations used to calculate earnings per share - basic and diluted	$(54)	$6,859	$19,863	$14,015

Basic loss per share
Loss from continuing operations	$(0.15)	$(1.57)	$(1.43)	$(2.45)
Income from discontinued operations	(0.00)	0.16	0.39	0.34

	$(0.15)	$(1.41)	$(1.04)	$(2.11)

Diluted loss per share
Loss from continuing operations	$(0.15)	$(1.57)	$(1.43)	$(2.45)
Income from discontinued operations	(0.00)	0.16	0.39	0.34

	$(0.15)	$(1.41)	$(1.04)	$(2.11)

Weighted average common shares outstanding	55,386	44,434	51,733	41,894
Weighted average unvested restricted shares	(1,163)	(1,077)	(1,091)	(941)

Weighted average shares outstanding - basic	54,223	43,357	50,642	40,953
Weighted average effect of common share equivalents (1)	—	—	—	—

Total weighted average shares outstanding - diluted	54,223	43,357	50,642	40,953

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 781 and 49 for the quarter ended December 31, 2010 and 2009, respectively, and 502 and 12 for year ended December 31, 2010 and 2009, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except share and per share amounts)

	Quarter Ended December 31, 2010				Quarter Ended December 31, 2009
FUNDS FROM OPERATIONS (FFO)	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total
Real Estate Revenue (1)	$121,084	$9,800	$—	$130,884	$122,635	$9,637	$3,478	$135,750
Operating Expenses	(48,974)	(2,952)	—	(51,926)	(51,966)	(3,166)	(814)	(55,946)

NET OPERATING INCOME	72,110	6,848	—	78,958	70,669	6,471	2,664	79,804
General and administrative expenses	(10,712)	—	—	(10,712)	(9,122)	—	—	(9,122)
Impairment of assets and project costs	(199)	—	—	(199)	(74,562)	—	—	(74,562)
Interest and other income	1,145	—	—	1,145	943	—	—	943
Income taxes and other expenses	74	—	—	74	49	—	—	49
Interest expense, net	(34,142)	(2,617)	—	(36,759)	(33,462)	(1,813)	(756)	(36,031)
Gain on extinguishment of debt	—	—	—	—	13,076	—	—	13,076
Gains on sales of non operating real estate	—	—	—	—	2,657	—	—	2,657
Depreciation on non real estate assets	(324)	—	—	(324)	(648)	—	—	(648)

FUNDS FROM OPERATIONS	27,952	4,231	—	32,183	(30,400)	4,658	1,908	(23,834)
Depreciation on real estate assets	(38,591)	(2,074)	—	(40,665)	(43,092)	(2,089)	(1,323)	(46,504)
Equity in income of partnerships	2,157	(2,157)	—	—	2,569	(2,569)	—	—
Income in discontinued operations	—	—	—	—	585	—	(585)	—
(Adjustment to gains) gains on sale of discontinued operations	(56)	—	—	(56)	6,106	—	—	6,106

Net loss	$(8,538)	$—	$—	$(8,538)	$(64,232)	$—	$—	$(64,232)

(1) Total includes the non-cash effect of straight-line rent of $(47) and $48 for the three months ended December 31, 2010 and 2009, respectively.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$27,952	$4,231	$—	$32,183	$(30,400)	$4,658	$1,908	$(23,834)
Adjustments:
Straight line rent	(197)	244	—	47	(9)	4	(43)	(48)
Recurring capital expenditures	(8,216)	(127)	—	(8,343)	(7,743)	(289)	—	(8,032)
Tenant allowances	(7,664)	7	—	(7,657)	(3,699)	(51)	—	(3,750)
Capitalized leasing costs	(1,336)	—	—	(1,336)	(1,191)	—	—	(1,191)
Amortization of mortgage loan premium	(290)	—	—	(290)	(295)	—	—	(295)
Amortization of above- and below-market lease intangibles	62	(51)	—	11	178	(68)	—	110
Amortization of exchangeable notes debt discount	473	—	—	473	642	—	—	642
Impairment of assets	—	—	—	—	74,184	—	—	74,184
Gain on extinguishment of debt	—	—	—	—	(13,076)	—	—	(13,076)

FAD	$10,784	$4,304	$—	$15,088	$18,591	$4,254	$1,865	$24,710

Weighted average number of shares outstanding				54,223				43,357
Weighted average effect of full conversion of OP Units				2,329				2,329
Effect of common share equivalents				781				49

Total weighted average shares outstanding, including OP Units				57,333				45,735

FUNDS FROM OPERATIONS				$32,183				$(23,834)
Impairment of assets				—				74,184
Gain on extinguishment of debt				—				(13,076)

FUNDS FROM OPERATIONS AS ADJUSTED				$32,183				$37,274

FUNDS FROM OPERATIONS PER DILUTED SHARE AND OP UNIT				$0.56				$(0.52)
Impairment of assets				—				1.62
Gain on extinguishment of debt				—				(0.29)

FUNDS FROM OPERATIONS PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.56				$0.81

FUNDS AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE AND OP UNIT				$0.26				$0.54

DIVIDEND PER COMMON SHARE				$0.15				$0.15

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except share and per share amounts)

	Year Ended December 31, 2010				Year Ended December 31, 2009
FUNDS FROM OPERATIONS (FFO)	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total
Real Estate Revenue (1)	$450,365	$38,092	$9,497	$497,954	$448,271	$37,296	$16,447	$502,014
Operating Expenses	(195,273)	(11,767)	(2,107)	(209,147)	(190,968)	(11,789)	(3,791)	(206,548)

NET OPERATING INCOME	255,092	26,325	7,390	288,807	257,303	25,507	12,656	295,466
General and administrative expenses	(38,973)	—	—	(38,973)	(37,558)	—	—	(37,558)
Impairment of assets and project costs	(1,057)	—	—	(1,057)	(75,012)	—	—	(75,012)
Interest and other income	5,276	—	—	5,276	3,035	—	—	3,035
Income taxes and other expenses	(80)	—	—	(80)	(169)	—	—	(169)
Interest expense, net	(142,730)	(8,619)	(1,926)	(153,275)	(131,236)	(7,261)	(2,328)	(140,825)
Gain on extinguishment of debt	—	—	—	—	27,047	—	—	27,047
Gains on sales of non operating real estate	—	—	—	—	3,388	—	—	3,388
Depreciation on non real estate assets	(1,484)	—	—	(1,484)	(2,285)	—	—	(2,285)

FUNDS FROM OPERATIONS	76,044	17,706	5,464	99,214	44,513	18,246	10,328	73,087
Gains on sales of real estate	—	—	—	—	923	—	—	923
Depreciation on real estate assets	(160,108)	(8,656)	(3,907)	(172,671)	(159,405)	(8,144)	(6,055)	(173,604)
Equity in income of partnerships	9,050	(9,050)	—	—	10,102	(10,102)	—	—
Income in discontinued operations	1,557	—	(1,557)	—	4,273	—	(4,273)	—
Gains on sale of discontinued operations	19,094	—	—	19,094	9,503	—	—	9,503

Net loss	$(54,363)	$—	$—	$(54,363)	$(90,091)	$—	$—	$(90,091)

(1) Total includes the non-cash effect of straight-line rent of $1,147 and $1,276 for the twelve months ended December 31, 2010 and 2009, respectively.
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$76,044	$17,706	$5,464	$99,214	$44,513	$18,246	$10,328	$73,087
Adjustments:
Straight line rent	(1,378)	319	(88)	(1,147)	(1,159)	33	(150)	(1,276)
Recurring capital expenditures	(15,792)	(183)	—	(15,975)	(16,168)	(327)	—	(16,495)
Tenant allowances	(18,129)	(418)	—	(18,547)	(10,990)	(322)	—	(11,312)
Capitalized leasing costs	(4,459)	—	—	(4,459)	(4,341)	—	—	(4,341)
Amortization of mortgage loan premium	(1,175)	—	—	(1,175)	(1,283)	—	—	(1,283)
Amortization of above- and below-market lease intangibles	240	(244)	—	(4)	(121)	(273)	—	(394)
Amortization of exchangeable notes debt discount	1,855	—	—	1,855	2,817	—	—	2,817
Impairment of assets	—	—	—	—	74,254	—	—	74,254
Gain on extinguishment of debt	—	—	—	—	(27,047)	—	—	(27,047)

FAD	$37,206	$17,180	$5,376	$59,762	$60,475	$17,357	$10,178	$88,010

Weighted average number of shares outstanding				50,642				40,953
Weighted average effect of full conversion of OP Units				2,329				2,268
Effect of common share equivalents				502				12

Total weighted average shares outstanding, including OP Units				53,473				43,233

FUNDS FROM OPERATIONS				$99,214				$73,087
Accelerated amortization of deferred financing fees				3,652				—
Impairment of assets				—				74,254
Gain on extinguishment of debt				—				(27,047)

FUNDS FROM OPERATIONS AS ADJUSTED				$102,866				$120,294

FUNDS FROM OPERATIONS PER DILUTED SHARE AND OP UNIT				$1.86				$1.69
Accelerated amortization of deferred financing fees				0.07				—
Impairment of assets				—				1.72
Gain on extinguishment of debt				—				(0.63)

FUNDS FROM OPERATIONS PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$1.93				$2.78

FUNDS AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE AND OP UNIT				$1.12				$2.04

DIVIDEND PER COMMON SHARE				$0.60				$0.74

PAYOUT RATIOS
Payout ratio of FFO				32.3%				43.8%
Payout ratio of FFO as adjusted				31.0%				26.6%
Payout ratio of FAD				53.7%				36.4%

Pennsylvania Real Estate Investment Trust

2010 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf
	Number	GLA	Previous	New	Dollar	Percentage	Annualized Tenant Improvements psf(1)
New Leases - Previously Leased Space:
1st Quarter	13	37,635	$26.45	$25.58	$(0.87)	-3.3%	$0.67
2nd Quarter	24	70,107	21.92	23.63	1.71	7.8%	1.91
3rd Quarter	26	70,644	27.19	24.19	(3.00)	-11.0%	2.09
4th Quarter	27	97,457	24.01	16.52	(7.49)	-31.2%	0.49

Total/Average	90	275,843	$24.62	$21.53	$(3.09)	-12.5%	$1.29
New Leases - Previously Vacant Space: (2)
1st Quarter	14	83,459	N/A	$17.42	$17.42	N/A	$0.24
2nd Quarter	36	156,027	N/A	16.64	16.64	N/A	1.13
3rd Quarter	58	238,159	N/A	17.59	17.59	N/A	2.86
4th Quarter	29	71,966	N/A	19.66	19.66	N/A	1.03

Total/Average	137	549,611	N/A	$17.57	$17.57	N/A	$1.73
Renewal: (3)
1st Quarter	132	491,920	$21.96	$20.44	$(1.52)	-6.9%	$0.02
2nd Quarter	96	386,448	20.03	19.72	(0.31)	-1.5%	0.24
3rd Quarter	85	318,891	23.46	22.52	(0.94)	-4.0%	0.14
4th Quarter	73	192,222	28.92	29.03	0.11	0.4%	—

Total/Average	386	1,389,481	$22.73	$21.91	$(0.82)	-3.6%	$0.11
Anchor Renewal:
1st Quarter	6	398,532	$3.12	$3.08	$(0.04)	-1.3%	$—
2nd Quarter	7	789,883	2.27	2.27	—	0.0%	—
3rd Quarter	6	778,332	2.51	2.51	—	0.0%	—
4th Quarter	4	444,037	2.97	2.97	—	0.0%	0.07

Total/Average	23	2,410,784	$2.62	$2.61	$(0.01)	-0.2%	$0.01

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	December 31, 2010			December 31, 2009			Change
	Avg Base Rent	Occupancy		Avg Base Rent	Occupancy		Avg Base Rent	Occupancy
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Enclosed Malls weighted average (1)	$32.52	90.4%	86.1%	$32.49	89.5%	84.5%	0.1%	0.9%	1.6%
Strip and Power Centers weighted average	$16.38	95.8%	93.9%	$16.37	88.8%	85.0%	0.1%	7.0%	8.9%
Retail Portfolio weighted average	$28.89	91.0%	87.2%	$29.21	89.4%	84.6%	-1.1%	1.6%	2.6%
Consolidated Properties	$30.52	90.5%	86.1%	$30.83	89.3%	84.1%	-1.0%	1.2%	2.0%
Unconsolidated Properties	$23.46	94.8%	93.1%	$23.55	90.7%	87.6%	-0.4%	4.1%	5.5%
Same Properties	$28.89	91.0%	87.2%	$29.21	89.4%	84.6%	-1.1%	1.6%	2.6%

(1)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.36/sq ft as of December 31, 2010 and $14.64/sq ft as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Enclosed Mall Sales and Rent Per Square Foot

		December 31, 2010			December 31, 2009			Change
	% of Current Quarter Mall NOI	Avg Base Rent (1)	Avg Comp Sales (2)	Occup. Cost Ratio(2)	Avg Base Rent (1)	Avg Comp Sales (2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	22.3%
Cherry Hill Mall		$45.86	$559	13.6%	$47.22	$446	15.4%	-2.9%	25.3%	-1.8%
Lehigh Valley Mall		44.96	516	12.7%	43.76	474	13.3%	2.7%	8.9%	-0.6%
Woodland Mall		40.85	499	12.9%	44.36	438	14.8%	-7.9%	13.9%	-1.9%
Jacksonville Mall		32.88	490	10.2%	32.65	493	9.6%	0.7%	-0.6%	0.6%
Sales per square foot between $350 - $400	30.0%
Patrick Henry Mall		39.65	392	14.2%	38.81	416	13.2%	2.2%	-5.8%	1.0%
Willow Grove Park (3)		44.10	390	16.9%	43.73	390	15.8%	0.8%	0.0%	1.1%
Moorestown Mall		36.61	378	15.1%	35.80	385	15.0%	2.3%	-1.8%	0.1%
Viewmont Mall		29.92	369	13.0%	30.25	359	12.8%	-1.1%	2.8%	0.2%
Valley View Mall		30.49	366	11.7%	31.66	346	12.6%	-3.7%	5.8%	-0.9%
The Mall at Prince Georges		36.89	365	15.1%	35.89	376	15.2%	2.8%	-2.9%	-0.1%
Wyoming Valley Mall		30.95	361	13.1%	31.33	351	12.8%	-1.2%	2.8%	0.3%
Dartmouth Mall		30.49	361	12.1%	29.80	348	11.9%	2.3%	3.7%	0.2%
The Gallery at Market East (3)		38.77	359	13.7%	37.64	349	13.9%	3.0%	2.9%	-0.2%
Sales per square foot between $300 - $349	26.1%
Springfield Mall		34.39	349	14.3%	33.30	327	16.4%	3.3%	6.7%	-2.1%
Capital City Mall		33.41	347	11.8%	32.64	345	11.9%	2.4%	0.6%	-0.1%
Francis Scott Key Mall		27.35	334	11.5%	25.98	320	12.1%	5.3%	4.4%	-0.6%
Plymouth Meeting Mall		30.37	321	9.6%	34.62	245	13.0%	-12.3%	31.0%	-3.4%
Magnolia Mall		27.11	318	12.6%	26.19	302	13.7%	3.5%	5.3%	-1.1%
Exton Square Mall		37.62	317	14.5%	38.14	315	15.6%	-1.4%	0.6%	-1.1%
Valley Mall		26.26	314	11.7%	25.51	309	13.0%	2.9%	1.6%	-1.3%
Crossroads Mall		21.06	313	9.8%	22.28	298	9.7%	-5.5%	5.0%	0.1%
Logan Valley Mall		26.50	306	11.5%	26.29	298	12.4%	0.8%	2.7%	-0.9%
Cumberland Mall		28.58	306	13.7%	27.66	294	13.7%	3.3%	4.1%	0.0%
Sales per square foot under $300	21.6%
Palmer Park Mall		25.35	285	11.2%	25.71	278	12.3%	-1.4%	2.5%	-1.1%
Uniontown Mall		22.57	282	10.8%	22.50	279	11.1%	0.3%	1.1%	-0.3%
Wiregrass Commons Mall		27.12	278	11.6%	26.75	282	11.1%	1.4%	-1.4%	0.5%
Nittany Mall		22.36	277	11.1%	22.85	283	10.9%	-2.2%	-2.1%	0.2%
Gadsden Mall		21.16	274	9.3%	20.58	251	11.8%	2.8%	9.2%	-2.5%
New River Valley Mall		23.98	270	10.6%	25.90	260	9.9%	-7.4%	3.8%	0.7%
North Hanover Mall		26.78	269	12.6%	26.53	272	12.8%	0.9%	-1.1%	-0.2%
Lycoming Mall		21.57	255	10.3%	20.58	241	11.9%	4.8%	5.8%	-1.6%
Beaver Valley Mall		22.12	250	13.5%	22.77	249	14.8%	-2.8%	0.4%	-1.3%
Chambersburg Mall		24.26	240	9.6%	28.54	225	11.0%	-15.0%	6.7%	-1.4%
Washington Crown Center		20.63	234	11.7%	21.40	240	12.2%	-3.6%	-2.5%	-0.5%
Orlando Fashion Square		30.90	234	17.0%	35.06	228	18.0%	-11.8%	2.6%	-1.0%
South Mall		23.14	227	12.3%	24.48	244	12.9%	-5.5%	-7.0%	-0.6%
Phillipsburg Mall		24.94	210	12.2%	25.24	223	13.2%	-1.2%	-5.8%	-1.0%
Voorhees Town Center		31.24	208	12.3%	33.64	203	12.0%	-7.1%	2.5%	0.3%
Enclosed Malls weighted average		$32.52	$350	12.8%	$32.49	$334	13.4%	0.1%	4.8%	-0.6%
Consolidated Properties		$31.68	$339	12.8%	$31.77	$325	13.3%	-0.3%	4.3%	-0.5%
Unconsolidated Properties		$41.53	$461	13.1%	$40.20	$425	14.1%	3.3%	8.5%	-1.0%
Same Properties		$32.52	$350	12.8%	$32.49	$334	13.4%	0.1%	4.8%	-0.6%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of December 31, 2010 and 2009, respectively.

Pennsylvania Real Estate Investment Trust

Enclosed Mall Occupancy - Owned GLA

	December 31, 2010		December 31, 2009		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	89.9%	78.3%	88.7%	75.8%	1.2%	2.5%
Capital City Mall	97.7%	96.0%	98.1%	96.8%	-0.4%	-0.8%
Chambersburg Mall	83.2%	64.1%	83.2%	64.1%	0.0%	0.0%
Cherry Hill Mall	92.2%	90.6%	94.6%	93.5%	-2.4%	-2.9%
Crossroads Mall	89.1%	75.3%	86.1%	67.9%	3.0%	7.4%
Cumberland Mall	92.0%	86.7%	92.5%	87.6%	-0.5%	-0.9%
Dartmouth Mall	97.5%	95.8%	91.7%	86.4%	5.8%	9.4%
Exton Square Mall	89.2%	76.3%	90.7%	79.5%	-1.5%	-3.2%
Francis Scott Key Mall	97.7%	95.6%	97.5%	95.2%	0.2%	0.4%
Gadsden Mall	93.3%	83.4%	92.3%	80.9%	1.0%	2.5%
The Gallery at Market East (1)	61.3%	77.6%	59.4%	73.3%	1.9%	4.3%
Jacksonville Mall	99.6%	99.2%	97.9%	95.8%	1.7%	3.4%
Lehigh Valley Mall	97.2%	96.1%	94.0%	91.7%	3.2%	4.4%
Logan Valley Mall	94.4%	86.6%	95.1%	88.2%	-0.7%	-1.6%
Lycoming Mall	95.6%	91.8%	96.2%	92.9%	-0.6%	-1.1%
Magnolia Mall	98.7%	97.1%	96.1%	91.1%	2.6%	6.0%
Moorestown Mall	89.1%	75.5%	90.0%	77.6%	-0.9%	-2.1%
New River Valley Mall	96.7%	94.6%	95.9%	93.1%	0.8%	1.5%
Nittany Mall	91.9%	83.6%	91.6%	82.9%	0.3%	0.7%
North Hanover Mall	91.8%	80.4%	89.6%	75.2%	2.2%	5.2%
Orlando Fashion Square	88.7%	76.1%	86.3%	70.9%	2.4%	5.2%
Palmer Park Mall	95.5%	85.6%	95.7%	86.3%	-0.2%	-0.7%
Patrick Henry Mall	96.6%	93.3%	97.2%	94.6%	-0.6%	-1.3%
Phillipsburg Mall	90.7%	78.6%	90.4%	77.9%	0.3%	0.7%
Plymouth Meeting Mall	87.7%	81.2%	85.9%	78.4%	1.8%	2.8%
The Mall at Prince Georges	96.1%	91.9%	96.1%	91.7%	0.0%	0.2%
South Mall	90.8%	86.0%	90.4%	85.3%	0.4%	0.7%
Springfield Mall	83.1%	83.1%	85.0%	85.0%	-1.9%	-1.9%
Uniontown Mall	92.6%	81.4%	91.9%	79.5%	0.7%	1.9%
Valley Mall	96.3%	93.6%	96.8%	94.5%	-0.5%	-0.9%
Valley View Mall	92.6%	89.7%	92.3%	89.3%	0.3%	0.4%
Viewmont Mall	99.5%	98.7%	97.8%	94.2%	1.7%	4.5%
Voorhees Town Center	59.8%	59.2%	63.8%	63.3%	-4.0%	-4.1%
Washington Crown Center	88.5%	78.8%	83.3%	69.2%	5.2%	9.6%
Willow Grove Park (2)	69.5%	91.2%	69.1%	92.6%	0.4%	-1.4%
Wiregrass Commons Mall	86.9%	81.0%	85.4%	78.8%	1.5%	2.2%
Woodland Mall	90.7%	90.7%	86.2%	86.2%	4.5%	4.5%
Wyoming Valley Mall	96.5%	89.9%	93.4%	81.2%	3.1%	8.7%

Enclosed Malls weighted average (3)	90.4%	86.1%	89.5%	84.5%	0.9%	1.6%

Consolidated Properties	90.2%	85.7%	89.4%	84.2%	0.8%	1.5%
Unconsolidated Properties	94.1%	92.5%	92.0%	89.9%	2.1%	2.6%
Same Properties	90.4%	86.1%	89.5%	84.5%	0.9%	1.6%

(1)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% and 30.4% of the owned mall GLA as of December 31, 2010 and December 31, 2009, respectively.

(2)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant. This vacant department store represents 26.6% and 26.2% of the owned mall GLA as of December 31, 2010 and December 31, 2009, respectively.

(3)

Including all tenants occupying space under a license agreement with an initial term of less than one year, total enclosed mall occupancy is 92.6% and 91.8%, and occupancy excluding anchors is 90.4% and 89.0% for the periods ending December 31, 2010 and December 31, 2009, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	December 31, 2010			December 31, 2009			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor
Christiana Center	$20.10	98.8%	96.8%	$21.94	88.1%	67.7%	-8.4%	10.7%	29.1%
The Commons at Magnolia	14.43	88.5%	85.7%	12.09	63.2%	82.8%	19.4%	25.3%	2.9%
Metroplex Shopping Center	19.57	100.0%	100.0%	19.10	100.0%	100.0%	2.5%	0.0%	0.0%
The Court at Oxford Valley	15.60	100.0%	100.0%	16.16	91.3%	90.0%	-3.5%	8.7%	10.0%
Paxton Towne Centre	15.88	98.2%	97.3%	16.04	90.8%	86.1%	-1.0%	7.4%	11.2%
Red Rose Commons	14.24	84.2%	84.2%	14.16	72.5%	72.5%	0.6%	11.7%	11.7%
Springfield Park	21.10	98.2%	94.9%	20.90	98.2%	94.9%	1.0%	0.0%	0.0%
Whitehall Mall	12.51	91.6%	82.3%	11.29	86.6%	71.5%	10.8%	5.0%	10.8%

Weighted Average	$16.38	95.8%	93.9%	$16.37	88.8%	85.0%	0.1%	7.0%	8.9%

Consolidated Properties	$16.64	97.2%	95.2%	$16.73	86.4%	81.2%	-0.5%	10.8%	14.0%
Unconsolidated Properties	$16.29	95.2%	93.4%	$16.25	89.9%	86.3%	0.2%	5.3%	7.1%
Same Properties	$16.38	95.8%	93.9%	$16.37	88.8%	85.0%	0.1%	7.0%	8.9%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	46	582,719	5	51,516	51	634,235	$12,631	$11,578	3.67%
Foot Locker, Inc.	62	326,954	11	34,347	73	361,301	8,117	7,664	2.43%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,526	7,526	2.38%
Limited Brands, Inc.	59	282,522	13	41,196	72	323,718	7,633	7,187	2.28%
American Eagle Outfitters, Inc.	40	218,381	2	8,840	42	227,221	6,795	6,487	2.05%
Sears Holding Corporation	25	2,834,189	5	880,777	30	3,714,966	6,007	5,583	1.77%
Zale Corporation	77	60,027	0	—	77	60,027	5,661	5,356	1.70%
Signet Jewelers Limited	39	59,732	0	—	39	59,732	4,575	4,420	1.40%
Dick’s Sporting Goods, Inc.	8	371,675	1	50,484	9	422,159	4,835	4,041	1.28%
Bain Capital LLC (4)	28	582,681	4	8,075	32	590,756	4,118	3,979	1.26%
Luxottica Group S.p.A.	47	114,076	3	9,062	50	123,138	4,065	3,767	1.19%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	4,021	3,639	1.15%
Golden Gate Capital (5)	14	130,715	5	34,799	19	165,514	3,989	3,592	1.14%
Genesco, Inc.	55	70,696	5	6,395	60	77,091	3,232	3,092	0.98%
Commonwealth of Pennsylvania	2	229,244	0	—	2	229,244	3,085	3,085	0.98%
Aeropostale, Inc.	33	115,112	3	10,619	36	125,731	3,274	3,058	0.97%
Barnes & Noble, Inc.	9	271,086	0	—	9	271,086	4,105	3,023	0.96%
Hallmark Cards, Inc.	34	134,710	9	38,480	43	173,190	3,110	2,937	0.93%
Pacific Sunwear, Inc.	28	104,522	5	16,858	33	121,380	3,074	2,920	0.92%
Transworld Entertainment Corporation	29	141,123	0	—	29	141,123	2,931	2,734	0.87%

Total Top 20 Tenants	679	9,136,627	77	2,015,775	756	11,152,402	$102,784	$95,668	30.30%

Total Retail Leases					3,163			$315,696	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 26 Gymboree stores and six Burlington Coat Factory stores.
(5)	Consists of 18 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of December 31, 2010

(dollars in thousands except psf amounts)

Non-Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2010 and Prior	149	390,236	3.2%	$9,429	$8,949	3.2%	$24.16
2011	616	1,743,828	14.2%	43,600	41,741	15.1%	25.00
2012	498	1,668,009	13.6%	39,840	36,888	13.3%	23.88
2013	337	1,079,254	8.8%	25,344	23,865	8.6%	23.48
2014	243	859,265	7.0%	21,579	19,643	7.1%	25.11
2015	245	1,226,880	10.0%	27,912	24,898	9.0%	22.75
2016	241	1,056,889	8.6%	29,822	26,322	9.5%	28.22
2017	190	858,312	7.0%	23,088	20,682	7.5%	26.90
2018	185	933,475	7.6%	25,173	22,887	8.3%	26.97
2019	141	588,682	4.8%	18,674	17,775	6.4%	31.72
2020	124	886,575	7.2%	19,581	18,441	6.7%	22.09
Thereafter	84	954,812	7.8%	15,633	14,246	5.2%	16.37

Total/Average	3,053	12,246,217	100.0%	$299,675	$276,337	100.0%	$24.47

Anchors(1)
		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2011	7	603,703	5.4%	$1,389	$1,246	3.2%	$2.30
2012	6	713,305	6.3%	1,210	1,173	3.0%	1.70
2013	14	1,135,570	10.1%	4,593	4,593	11.7%	4.04
2014	15	1,551,546	13.8%	4,249	3,787	9.6%	2.74
2015	19	1,746,117	15.5%	5,187	5,187	13.2%	2.97
2016	14	1,504,583	13.3%	3,512	3,512	8.9%	2.33
2017	5	527,539	4.7%	2,677	2,313	5.9%	5.07
2018	6	777,965	6.9%	4,081	4,081	10.4%	5.25
2019	8	817,875	7.3%	2,444	2,444	6.2%	2.99
2020	3	277,729	2.5%	1,192	1,192	3.0%	4.29
Thereafter	13	1,623,875	14.4%	10,971	9,831	25.0%	6.76

Total/Average	110	11,279,807	100.0%	$41,505	$39,359	100.0%	$3.68

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of December 31, 2010

	Owned GLA
	Occupied			Vacant
		Non-Anchor
	Anchor	Large Format (1)	Small Shop (2)	Anchor	Non-Anchor	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	148,740	200,642	—	96,660	204,770	1,162,079
Capital City Mall	204,301	63,586	209,488	—	11,364	120,000	608,739
Chambersburg Mall	241,690	19,651	116,666	—	76,330	—	454,337
Cherry Hill Mall (3)	138,000	204,015	411,639	—	63,929	478,885	1,296,468
Crossroads Mall	254,211	12,231	137,232	—	49,155	—	452,829
Cumberland Mall	264,348	212,538	137,943	—	53,559	273,230	941,618
Dartmouth Mall	208,460	142,274	166,817	—	13,389	140,000	670,940
Exton Square Mall	440,301	26,617	254,898	—	87,429	277,468	1,086,713
Francis Scott Key Mall	269,708	93,084	190,934	—	13,167	139,333	706,226
Gadsden Mall	300,960	65,746	102,838	—	33,645	—	503,189
The Gallery at Market East	350,115	84,970	230,209	328,390	90,741	—	1,084,425
Jacksonville Mall	242,115	98,693	145,838	—	2,063	—	488,709
Lehigh Valley Mall	212,000	171,800	379,953	—	22,174	371,986	1,157,913
Logan Valley Mall	454,387	43,943	238,440	—	43,508	—	780,278
Lycoming Mall	333,413	182,268	169,003	—	31,229	120,000	835,913
Magnolia Mall	343,118	86,608	178,000	—	7,962	—	615,688
Moorestown Mall	408,356	98,682	150,334	—	80,795	321,200	1,059,367
New River Valley Mall	175,306	122,239	129,223	—	14,478	—	441,246
Nittany Mall	221,462	12,500	167,761	—	35,322	95,000	532,045
North Hanover Mall	206,792	21,047	98,770	—	29,154	—	355,763
Orlando Fashion Square	491,999	139,507	195,712	—	105,008	155,576	1,087,802
Palmer Park Mall	314,235	—	122,844	—	20,623	—	457,702
Patrick Henry Mall	279,619	37,758	237,298	—	19,655	140,000	714,330
Phillipsburg Mall	326,552	42,021	156,246	—	53,891	—	578,710
Plymouth Meeting Mall (4)	253,584	188,348	206,633	—	91,239	214,635	954,439
The Mall at Prince Georges	479,619	119,073	278,800	—	35,174	—	912,666
South Mall	139,691	131,434	96,873	—	37,201	—	405,199
Springfield Mall	—	—	184,586	—	37,495	387,899	609,980
Uniontown Mall	421,378	67,996	157,673	—	51,538	—	698,585
Valley Mall	280,549	125,334	241,898	—	24,962	243,400	916,143
Valley View Mall	96,357	74,148	147,719	—	25,442	254,596	598,262
Viewmont Mall	386,262	82,893	154,866	—	3,173	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	109,610	—	121,796	396,783	700,071
Washington Crown Center	245,401	79,085	149,911	—	61,626	140,095	676,118
Willow Grove Park	225,000	37,260	279,089	206,834	30,422	413,121	1,191,726
Wiregrass Commons	94,686	10,345	160,622	—	40,142	332,152	637,947
Woodland Mall	—	120,959	272,399	—	40,397	725,187	1,158,942
Wyoming Valley Mall	592,110	90,851	196,171	—	32,168	—	911,300

Total Malls (38 properties)	10,411,756	3,325,722	7,165,578	535,224	1,688,005	6,065,316	29,191,601

Strip and Power Centers
Christiana Center	190,814	68,132	39,888	—	3,600	—	302,434
The Commons at Magnolia	20,631	28,618	43,117	—	11,966	126,200	230,532
Metroplex Shopping Center	67,185	362,593	47,683	—	—	300,729	778,190
The Court at Oxford Valley	59,620	361,129	36,154	—	—	247,623	704,526
Paxton Towne Centre	151,627	221,425	63,380	—	8,000	273,058	717,490
Red Rose Commons	—	208,373	15,206	—	42,034	199,590	465,203
Springfield Park	83,539	20,500	22,443	—	2,329	145,669	274,480
Whitehall Mall	294,635	160,865	55,411	—	46,590	—	557,501

Total Strip and Power Centers (8 properties)	868,051	1,431,635	323,282	—	114,519	1,292,869	4,030,356

CONSOLIDATED PROPERTIES	10,562,828	3,472,097	6,747,424	535,224	1,651,902	5,704,689	28,674,164
UNCONSOLIDATED PROPERTIES	716,979	1,285,260	741,436	—	150,622	1,653,496	4,547,793
TOTAL PROPERTIES	11,279,807	4,757,357	7,488,860	535,224	1,802,524	7,358,185	33,221,957

(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 31,584 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2010

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall	100%	2002	1970/1991	Boscov’s	9/30/18
Monaca, PA				JCPenney	9/30/17
				Macy’s	(1)
				Sears	8/15/16
Capital City Mall	100%	2003	1974/2005	JCPenney	11/30/15
Camp Hill, PA				Macy’s	(1)
				Sears	7/28/14
Chambersburg Mall	100%	2003	1982	Bon-Ton	1/28/16
Chambersburg, PA				Burlington Coat Factory	1/31/19
				JCPenney	3/31/12
				Sears	2/9/15
Cherry Hill Mall	100%	2003	1961/2009	The Container Store	2/28/18
Cherry Hill, NJ				Crate and Barrel	1/31/23
				JCPenney	(1)
				Macy’s	(1)
				Nordstrom	2/28/25
Crossroads Mall (2)	100%	2003	1981	Belk	11/5/14
Beckley, WV				JCPenney	12/31/11
				Sears	3/31/16
Cumberland Mall	100%	2005	1973/2003	Best Buy	1/31/16
Vineland, NJ				BJ’s	(1)
				Boscov’s	(1)
				Burlington Coat Factory	4/30/19
				Home Depot	10/31/19
				JCPenney	11/30/13
Dartmouth Mall	100%	1997	1971/2000	JCPenney	7/31/14
Dartmouth, MA				Macy’s	(1)
				Sears	4/12/16
Exton Square Mall (2)	100%	2003	1973/2000	Boscov’s	10/31/19
Exton, PA				JCPenney	5/31/20
				K-Mart	(1)
				Macy’s	(1)
				Sears	10/6/19
Francis Scott Key Mall	100%	2003	1978/1991	Barnes & Noble	4/30/17
Frederick, MD				JCPenney	9/30/16
				Macy’s	(1)
				Sears	7/31/13
				Value City Furniture	1/31/19
Gadsden Mall	100%	2005	1974/1990	Belk	7/31/14
Gadsden, AL				JCPenney	1/31/29
				Sears	3/5/14
The Gallery at Market East (2)	100%	2003	1977/1990	Burlington Coat Factory	2/28/32
Philadelphia, PA				Commonwealth of Pennsylvania	6/30/29

Jacksonville Mall	100%	2003	1981/2008	Barnes & Noble	5/31/18
Jacksonville, NC				Belk	8/21/11
				JCPenney	8/31/15
				Sears	8/4/11
Lehigh Valley Mall (3)	50%	1973	1977/2007	Barnes & Noble	10/31/17
Allentown, PA				Boscov’s	(1)
				JCPenney	(1)
				Macy’s	7/31/12
Logan Valley Mall	100%	2003	1960/1997	JCPenney	1/31/17
Altoona, PA				Macy’s	1/31/15
				Sears	10/31/16
Lycoming Mall	100%	2003	1978/2007	Best Buy	1/31/17
Pennsdale, PA				Bon-Ton	7/27/11
				Borders	1/31/17
				Burlington Coat Factory	1/31/19
				Dick’s Sporting Goods	1/31/17
				JCPenney	10/31/15
				Macy’s	(1)
				Sears	7/31/13
Magnolia Mall	100%	1997	1979/2007	Barnes & Noble	9/30/17
Florence, SC				Belk	1/31/16
				Best Buy	1/31/13
				Dick’s Sporting Goods	1/31/18
				JCPenney	3/31/12
				Sears	10/16/14
Moorestown Mall	100%	2003	1963/2008	Boscov’s	10/31/15
Moorestown, NJ				Lord & Taylor	(1)
				Macy’s	(1)
				Sears	10/5/22
New River Valley Mall	100%	2003	1988/2007	Belk	4/19/14
Christiansburg, VA				Dick’s Sporting Goods	1/31/17
				JCPenney	3/31/13
				Regal Cinemas	4/30/22
				Sears	8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
Nittany Mall	100%	2003	1968/1990	Bon-Ton	1/31/13
State College, PA				JCPenney	7/31/15
				Macy’s	(1)
				Sears	8/28/15
North Hanover Mall	100%	2003	1967/1999	Dick’s Sporting Goods	1/31/18
Hanover, PA				JCPenney	1/31/16
				Sears	11/30/14
Orlando Fashion Square (2)	100%	2004	1973/2003	Dillard’s	1/31/14
Orlando, FL				JCPenney	4/30/13
				Macy’s	10/30/71
				Sears	(1)
Palmer Park Mall	100%	1972/2003	1972/1998	Bon-Ton	7/25/14
Easton, PA				Boscov’s	10/31/18
Patrick Henry Mall	100%	2003	1988/2005	Borders	1/31/21
Newport News, VA				Dick’s Sporting Goods	1/31/22
				Dillard’s	9/22/13
				JCPenney	10/31/15
				Macy’s	(1)
Phillipsburg Mall	100%	2003	1989/2003	Bon-Ton	1/31/15
Phillipsburg, NJ				JCPenney	3/31/13
				Kohl’s	1/31/25
				Sears	4/30/14
Plymouth Meeting Mall (2)	100%	2003	1966/2009	AMC Theater	12/31/18
Plymouth Meeting, PA				Boscov’s	10/31/16
				Macy’s	(1)
				Whole Foods	11/30/29
The Mall at Prince Georges	100%	1998	1959/2004	JCPenney	7/31/16
Hyattsville, MD				Macy’s	10/31/18
				Marshalls	9/30/16
				Ross Dress for Less	1/31/18
				Target	1/31/15
South Mall	100%	2003	1975/1992	Bon-Ton	1/30/16
Allentown, PA				Stein Mart	10/31/11
Springfield Mall	50%	2005	1974/1997	Macy’s	(1)
Springfield, PA				Target	(1)
Uniontown Mall (2)	100%	2003	1972/1990	Bon-Ton	1/31/16
Uniontown, PA				Burlington Coat Factory	1/31/19
				JCPenney	10/31/15
				Roomful Express Furn.	3/31/15
				Sears	2/25/13
				Teletech Customer Care	6/30/13
Valley Mall	100%	2003	1974/1999	Bon-Ton	1/31/14
Hagerstown, MD				JCPenney	10/31/14
				Macy’s	(1)
				Sears	(1)
Valley View Mall	100%	2003	1980/2001	Barnes & Noble	1/31/17
La Crosse, WI				Herberger’s	(1)
				JCPenney	7/31/15
				Macy’s	(1)
				Sears	(1)
Viewmont Mall	100%	2003	1968/2006	JCPenney	10/31/15
Scranton, PA				Macy’s	(1)
				Sears	12/31/15
Voorhees Town Center (2)	100%	2003	1970/2007	Boscov’s	(1)
Voorhees, NJ				Macy’s	(1)
				The Star Group	8/31/28
Washington Crown Center	100%	2003	1969/1999	Bon-Ton	1/31/15
Washington, PA				Gander Mountain Sports	7/24/13
				Macy’s	(1)
				Sears	8/17/14
Willow Grove Park	100%	2000/2003	1982/2001	Bloomingdale’s	(1)
Willow Grove, PA				The Cheesecake Factory	1/31/28
				Macy’s	1/31/22
				Sears	(1)
Wiregrass Commons Mall	100%	2003	1986/2008	Belk	(1)
Dothan, AL				Burlington Coat Factory	1/31/20
				Dillards	(1)
				JCPenney	(1)
Woodland Mall	100%	2005	1968/1998	Apple	6/30/15
Grand Rapids, MI				Barnes & Noble	1/31/20
				JCPenney	(1)
				Kohl’s	(1)
				Macy’s	(1)
				Sears	(1)
Wyoming Valley Mall	100%	2003	1971/2006	Bon-Ton	1/31/12
Wilkes-Barre, PA				JCPenney	4/30/12
				Macy’s	1/31/17
				Sears	8/1/16

Pennsylvania Real Estate Investment Trust

Property Information as of December 31, 2010 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center	100%	1998	1998	Costco	9/30/18
Newark, DE				Dick’s Sporting Goods	11/30/13
Metroplex Shopping Center (3)	50%	1999	2001	Giant Food Store	2/28/21
Plymouth Meeting, PA				Lowe’s	(1)
				Target	(1)
The Court at Oxford Valley (3)	50%	1997	1996	Best Buy	5/31/21
Langhorne, PA				BJ’s	(1)
				Dick’s Sporting Goods	4/30/21
				Home Depot	(1)
Paxton Towne Centre	100%	1999	2001	Costco	(1)
Harrisburg, PA				Kohl’s	1/25/21
				Target	(1)
				Weis Markets	11/30/20
Red Rose Commons (3)	50%	1998	1998	Home Depot	(1)
Lancaster, PA				Weis Markets	(1)
Whitehall Mall (3)	50%	1964	1964/1998	Bed, Bath & Beyond	1/31/15
Allentown, PA				Kohl’s	3/9/17
				Sears	9/18/11
STRIP CENTERS
The Commons at Magnolia	100%	1999	1991/2002	Bed, Bath & Beyond	1/31/15
Florence, SC				Target	(1)
Springfield Park	50%	1997/1998	1997/1998	Bed, Bath & Beyond	1/31/14
Springfield, PA				LA Fitness	3/31/17
				Target	(1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	December 31, 2010			December 31, 2009
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,448,900	$210,505	$3,659,405	$3,459,745	$208,319	$3,668,064
Construction in progress	121,547	753	122,300	215,231	1,566	216,797
Land held for development	17,021	—	17,021	9,337	183	9,520

Total investments in real estate	3,587,468	211,258	3,798,726	3,684,313	210,068	3,894,381
Accumulated depreciation	(729,086)	(66,699)	(795,785)	(623,309)	(59,849)	(683,158)

Net investments in real estate	2,858,382	144,559	3,002,941	3,061,004	150,219	3,211,223

Investments in partnerships, at equity	30,959	(30,959)	—	32,694	(32,694)	—
Other assets:
Cash and cash equivalents	42,327	4,780	47,107	74,243	2,904	77,147
Rent and other receivables (2)	40,732	6,390	47,122	55,303	7,501	62,804
Intangible assets, net	15,787	288	16,075	38,978	464	39,442
Deferred costs and other assets, net	91,930	8,304	100,234	84,358	7,395	91,753

Total other assets	221,735	(11,197)	210,538	285,576	(14,430)	271,146

Total assets	$3,080,117	$133,362	$3,213,479	$3,346,580	$135,789	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $1,569 and $ 2,744 respectively)	$1,744,248	$175,693	$1,919,941	$1,777,121	$181,776	$1,958,897
Exchangeable notes (net of discount of $2,809 and $ 4,664 respectively)	134,091	—	134,091	132,236	—	132,236
Revolving Facilities	—	—	—	486,000	—	486,000
Term Loans	347,200	—	347,200	170,000	—	170,000
Tenants’ deposits and deferred rent	16,583	3,899	20,482	13,170	3,621	16,791
Distributions in excess of partnership investments	44,614	(44,614)	—	48,771	(48,771)	—
Accrued construction costs	6,158	—	6,158	11,778	—	11,778
Fair value of derivative instruments	27,233	—	27,233	14,610	—	14,610
Other liabilities	55,460	(1,616)	53,844	58,090	(1,010)	57,080

Total liabilities	2,375,587	133,362	2,508,949	2,711,776	135,616	2,847,392

Equity:
Total equity	704,530	—	704,530	634,804	173	634,977

Total liabilities and equity	$3,080,117	$133,362	$3,213,479	$3,346,580	$135,789	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	December 31, 2010				December 31, 2009
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,433,844	$219,321	$23,261	$3,676,426	$3,331,917	$338,560	$7,107	$3,677,584
Construction in progress	67,123	—	55,177	122,300	148,561	13,810	54,426	216,797

Total investments in real estate	3,500,967	219,321	78,438	3,798,726	3,480,478	352,370	61,533	3,894,381
Accumulated depreciation	(724,708)	(69,785)	(1,292)	(795,785)	(604,083)	(77,804)	(1,271)	(683,158)

Net investments in real estate	2,776,259	149,536	77,146	3,002,941	2,876,395	274,566	60,262	3,211,223

Other assets:
Cash and cash equivalents	21,119	1,931	24,057	47,107	15,072	1,250	60,825	77,147
Rent and other receivables (2)	37,768	7,008	2,346	47,122	40,741	9,674	12,389	62,804
Intangible assets, net	8,725	—	7,350	16,075	31,988	—	7,454	39,442
Deferred costs and other assets, net	72,165	7,960	20,109	100,234	67,529	10,468	13,756	91,753

Total other assets	139,777	16,899	53,862	210,538	155,330	21,392	94,424	271,146

Total assets	$2,916,036	$166,435	$131,008	$3,213,479	$3,031,725	$295,958	$154,686	$3,482,369

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $1,569 and $2,744 respectively)	$1,743,470	$171,553	$4,918	$1,919,941	$1,743,555	$205,250	$10,092	$1,958,897
Exchangeable notes (net of discount of $2,809 and $4,664 respectively)	—	—	134,091	134,091	—	—	132,236	132,236
Revolving Facilities	—	—	—	—	—	—	486,000	486,000
Term Loans	—	—	347,200	347,200	—	—	170,000	170,000
Tenants’ deposits and deferred rent	18,205	2,128	149	20,482	14,406	2,232	153	16,791
Accrued construction costs	—	—	6,158	6,158	—	—	11,778	11,778
Fair value of derivative instruments	—	—	27,233	27,233	—	—	14,610	14,610
Other liabilities	32,593	(2,277)	23,528	53,844	35,124	(2,094)	24,050	57,080

Total liabilities	1,794,268	171,404	543,277	2,508,949	1,793,085	205,388	848,919	2,847,392

Equity:
Total equity	1,121,768	(4,969)	(412,269)	704,530	1,238,640	90,570	(694,233)	634,977

Total liabilities and equity	$2,916,036	$166,435	$131,008	$3,213,479	$3,031,725	$295,958	$154,686	$3,482,369

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010 and $27.8 ($24.9 million wholly owned, $2.9 million partnership) as of December 31, 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	December 31, 2010				December 31, 2009
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$69,663	$—	$18,536	$51,127	$69,217	$32	$16,871	$52,378
Capital City Mall	95,920	—	21,547	74,373	95,063	—	18,057	77,006
Chambersburg Mall	38,529	—	7,803	30,726	38,227	—	6,862	31,365
Cherry Hill Mall	448,513	34	76,173	372,374	418,058	27,083	54,781	390,360
Crossroads Mall	36,750	1,057	8,903	28,904	34,926	68	7,623	27,371
Cumberland Mall	63,340	153	9,051	54,442	62,540	—	7,159	55,381
Dartmouth Mall	62,543	—	26,604	35,939	62,283	—	24,494	37,789
Exton Square Mall	147,556	64	26,367	121,253	147,098	—	23,161	123,937
Francis Scott Key Mall	76,482	813	16,587	60,708	79,883	147	14,076	65,954
Gadsden Mall	61,174	—	9,735	51,439	60,471	—	7,607	52,864
The Gallery at Market East	169,696	2,014	19,913	151,797	130,679	38,816	14,838	154,657
Jacksonville Mall	79,247	—	16,096	63,151	78,346	—	13,470	64,876
Logan Valley Mall	96,000	—	22,521	73,479	95,877	—	19,674	76,203
Lycoming Mall	76,814	—	15,817	60,997	75,782	—	13,070	62,712
Magnolia Mall	87,434	27	23,814	63,647	86,756	1,295	22,028	66,023
Moorestown Mall	92,560	87	25,201	67,446	92,172	50	22,549	69,673
New River Valley Mall	57,892	—	15,238	42,654	57,748	—	12,094	45,654
Nittany Mall	43,458	—	9,073	34,385	43,417	—	7,853	35,564
North Hanover Mall	38,219	17,100	8,004	47,315	38,484	17,096	6,934	48,646
Orlando Fashion Square (2)	40,426	—	4,448	35,978	38,090	—	2,148	35,942
Palmer Park Mall	34,465	—	12,103	22,362	34,600	—	11,406	23,194
Patrick Henry Mall	141,312	—	32,338	108,974	141,004	—	27,130	113,874
Phillipsburg Mall	54,088	606	10,930	43,764	53,415	53	9,187	44,281
Plymouth Meeting Mall	159,802	426	28,256	131,972	140,165	17,032	20,149	137,048
The Mall at Prince Georges	100,654	—	32,782	67,872	100,168	—	29,645	70,523
South Mall	33,728	—	6,107	27,621	33,367	—	5,128	28,239
Uniontown Mall	39,955	—	9,750	30,205	38,782	—	8,170	30,612
Valley Mall	92,081	—	21,252	70,829	91,657	—	18,326	73,331
Valley View Mall	67,602	—	12,977	54,625	67,346	—	11,049	56,297
Viewmont Mall	90,359	—	17,600	72,759	88,871	—	14,333	74,538
Voorhees Town Center	66,001	20,774	13,950	72,825	59,639	22,355	9,799	72,195
Washington Crown Center	40,249	—	12,826	27,423	40,366	—	11,562	28,804
Willow Grove Park	189,032	23,943	45,471	167,504	189,166	23,943	40,582	172,527
Wiregrass Commons Mall	52,072	—	9,159	42,913	51,858	4	7,268	44,594
Woodland Mall	185,530	—	28,070	157,460	185,382	34	22,983	162,433
Wyoming Valley Mall	107,913	—	22,251	85,662	106,075	—	18,219	87,856

Total Consolidated Malls	3,337,059	67,098	697,253	2,706,904	3,226,978	148,008	580,285	2,794,701
Unconsolidated Malls
Lehigh Valley Mall	41,516	21	17,338	24,199	40,377	517	15,414	25,480
Springfield Mall	55,269	4	10,117	45,156	55,225	36	8,384	46,877

Total Unconsolidated Malls	96,785	25	27,455	69,355	95,602	553	23,798	72,357

TOTAL MALLS	$3,433,844	$67,123	$724,708	$2,776,259	$3,322,580	$148,561	$604,083	$2,867,058

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $62,700 recorded in the 4th Quarter 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	December 31, 2010				December 31, 2009
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,020	$—	$12,288	$29,732	$40,980	$—	$11,078	$29,902
Creekview Center	—	—	—	—	19,104	—	7,437	11,667
The Commons at Magnolia	12,674	—	3,347	9,327	11,477	506	3,974	8,009
Monroe Marketplace	—	—	—	—	45,427	7,473	1,782	51,118
New River Valley Center	—	—	—	—	26,744	—	2,197	24,547
Paxton Towne Centre	57,147	—	16,198	40,949	56,793	—	14,370	42,423
Pitney Road Plaza	—	—	—	—	6,411	1,348	33	7,726
Sunrise Plaza	—	—	—	—	25,831	4,188	2,153	27,866

Total Consolidated Strip and Power Centers	111,841	—	31,833	80,008	232,767	13,515	43,024	203,258
Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,180	—	15,315	26,865	42,168	8	13,759	28,417
The Court at Oxford Valley	27,883	—	8,600	19,283	27,863	20	7,983	19,900
Red Rose Commons	13,178	—	3,936	9,242	12,728	—	3,580	9,148
Whitehall Mall	16,954	—	8,570	8,384	15,749	267	8,118	7,898
Springfield Park	7,285	—	1,531	5,754	7,285	—	1,340	5,945

Total Unconsolidated Strip and Power Centers	107,480	—	37,952	69,528	105,793	295	34,780	71,308

TOTAL STRIP AND POWER CENTERS	$219,321	$—	$69,785	$149,536	$338,560	$13,810	$77,804	$274,566

Consolidated Properties Under Development
Springhills (2)	$—	$21,984	$—	$21,984	$—	$21,961	$—	$21,961
White Clay Point (3)	—	32,465	—	32,465	—	31,747	—	31,747

Total Consolidated Properties Under Development	—	54,449	—	54,449	—	53,708	—	53,708
Unconsolidated Properties Under Development
Pavilion at Market East	6,240	728	1,292	5,676	6,924	718	1,271	6,371

Total Unconsolidated Properties Under Development	6,240	728	1,292	5,676	6,924	718	1,271	6,371
Other Properties
Land held for development - consolidated	17,021	—	—	17,021	9,520	—	—	9,520

Total Other Properties	17,021	—	—	17,021	9,520	—	—	9,520

TOTAL DEVELOPMENT AND OTHER	$23,261	$55,177	$1,292	$77,146	$16,444	$54,426	$1,271	$69,599

TOTAL INVESTMENT IN REAL ESTATE	$3,676,426	$122,300	$795,785	$3,002,941	$3,677,584	$216,797	$683,158	$3,211,223

CONSOLIDATED PROPERTIES	$3,465,921	$121,547	$729,086	$2,858,382	$3,469,265	$215,231	$623,309	$3,061,187
UNCONSOLIDATED PROPERTIES	210,505	753	66,699	144,559	208,319	1,566	59,849	150,036

TOTAL INVESTMENT IN REAL ESTATE	$3,676,426	$122,300	$795,785	$3,002,941	$3,677,584	$216,797	$683,158	$3,211,223

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $11,484 recorded in the 4th Quarter 2009.
(3)	Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended December 31, 2010			Year Ended December 31, 2010
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental
GLA and/or anchor replacement	$7,604	$45	$7,649	$13,883	$1,115	$14,998
New development projects	175	—	175	905	—	905
Tenant allowances	7,664	(7)	7,657	18,129	418	18,547
Recurring capital expenditures:
CAM expenditures	7,062	68	7,130	11,511	124	11,635
Non-CAM expenditures	1,154	59	1,213	4,281	59	4,340

Total recurring capital expenditures	8,216	127	8,343	15,792	183	15,975

Total	$23,659	$165	$23,824	$48,709	$1,716	$50,425

Pennsylvania Real Estate Investment Trust

Debt Analysis as of December 31, 2010

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,736,280	72.3%	$7,968	0.3%	$1,744,248	72.6%
Unconsolidated mortgage loans payable	163,590	6.8%	12,103	0.5%	175,693	7.3%
Exchangeable notes (3)	134,091	5.6%	—	0.0%	134,091	5.6%
Revolving Facility	—	0.0%	—	0.0%	—	0.0%
Term Loans (4) (5)	300,000	12.5%	47,200	2.0%	347,200	14.5%

TOTAL OUTSTANDING DEBT	$2,333,961	97.2%	$67,271	2.8%	$2,401,232	100.0%

AVERAGE STATED INTEREST RATE	5.74%		5.07%		5.72%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $1,859
(3)	Includes debt discount of $2,809
(4)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at an average rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

(5)	The variable rate amount includes $15.7 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in March 2012.

	Average Debt Balance
		Mortgage Debt (1) (2)	Revolving Facility		Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	9/30/2010	$1,928,657	$		$347,200	$136,900	$(3,282)	$2,409,475
Mortgage loan amortization		(6,066)		—	—	—	—	(6,066)
Springfield Mall mortgage repayment		(36,150)		—	—	—	—	(36,150)
Springfield Mall mortgage financing		33,500		—	—	—	—	33,500
Exchangeable notes discount amortization		—		—	—	—	473	473

Ending Balance	12/31/2010	$1,919,941		$—	$347,200	$136,900	$(2,809)	$2,401,232

Weighted Average Balance		$1,925,729		$—	$347,200	$136,900	$(3,125)	$2,406,705

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities(1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2011	$23,516	$1,153	$160,808	$—	$—	$—	$(1,960)	$183,517
2012	21,034	416	363,345	—	—	136,900	(849)	520,846
2013	15,770	—	430,773	—	347,200	—	—	793,743
2014	14,223	—	99,203	—	—	—	—	113,426
2015	13,243	—	305,896	—	—	—	—	319,139
2016	3,220	—	219,480	—	—	—	—	222,700
2017	2,447	—	150,000	—	—	—	—	152,447
Thereafter	5,586	—	89,828	—	—	—	—	95,414

	$99,039	$1,569	$1,819,333	$—	$347,200	$136,900	$(2,809)	$2,401,232

(1)

The weighted average period to mortgage maturity is 3.75 years, excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

	Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2011	$161,771	6.21%	$161,771	6.21%
2012	374,817	6.07%	374,817	5.67%
2013	437,713	5.47%	437,713	5.47%
2014	103,603	7.28%	103,603	7.28%
2015	340,692	5.22%	340,692	5.22%
2016	239,915	5.22%	239,915	5.22%
Thereafter	259,861	5.60%	259,861	5.60%

Total	$1,918,372	5.83%	$1,918,372	5.75%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of December 31, 2010

(in thousands)

		Proportionate Share(1)
	Lender	Debt	Debt Premium/ (Discount)	Total	Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
Fixed Rate Mortgage Loans
Christiana Center (2) (3)	Bank	$45,000	$—	$45,000	5.87%	5.87%	$2,642	$45,000	June 2011
Paxton Towne Centre (2) (3)	Bank	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	Life Insurance Co	16,509	—	16,509	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	CMBS	29,241	—	29,241	7.25%	7.25%	2,681	28,785	Nov 2011
Capital City Mall	CMBS	48,832	949	49,781	7.61%	5.50%	4,603	47,898	Feb 2012
Beaver Valley Mall	CMBS	43,299	—	43,299	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (2)	Bank	3,900	—	3,900	6.15%	6.15%	240	3,708	Aug 2012
Cherry Hill Mall	Life Insurance Co	184,145	—	184,145	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	54,387	—	54,387	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	40,254	620	40,874	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (2) (4)	Bank	25,000	—	25,000	6.33%	6.33%	1,583	25,000	Jan 2013
Dartmouth Mall	CMBS	61,213	—	61,213	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	56,185	—	56,185	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (2) (3)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (2) (3)	Bank	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (2) (3)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (2)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (2)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	68,813	—	68,813	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	Bank	34,790	—	34,790	6.84%	6.84%	3,001	32,470	Jul 2014
Springfield East (2) (5)	Bank	2,274	—	2,274	5.39%	5.39%	92	2,061	March 2015
Springfield Park (2) (5)	Bank	2,670	—	2,670	5.39%	5.39%	108	2,419	March 2015
Magnolia Mall	CMBS	60,711	—	60,711	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	93,309	—	93,309	6.34%	6.34%	7,743	83,210	Oct 2015
Springfield Mall (2)	Bank	33,500	—	33,500	4.77%	4.77%	2,118	30,740	Nov 2015
Willow Grove Park	Life Insurance Co	148,228	—	148,228	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	86,715	—	86,715	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	153,200	—	153,200	5.58%	5.58%	10,760	140,484	Apr 2016
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,856	—	5,856	7.00%	7.00%	574	4,148	Nov 2018
Cumberland Mall Loan #2	Bank	2,511	—	2,511	5.00%	5.00%	390	—	Dec 2018
Lehigh Valley Mall	Life Insurance Co	69,640	—	69,640	5.88%	5.88%	4,972	58,519	July 2020
Valley View Mall	CMBS	31,854	—	31,854	5.95%	5.95%	2,290	27,161	July 2020

Total Fixed Rate Mortgage Loans		1,898,301	1,569	1,899,870	5.84%	5.76%	132,865	1,799,263

Variable Rate Mortgage Loans
One Cherry Hill Plaza (6)	Bank	4,918	—	4,918	1.56%	1.56%	77	4,918	Aug 2011
Red Rose Commons (7)	Bank	12,103	—	12,103	6.00%	6.00%	726	12,102	Oct 2011
New River Valley Mall (4)	Bank	3,050	—	3,050	4.82%	4.82%	147	3,050	Jan 2013

Total Variable Rate Mortgage Loans		20,071	—	20,071	4.73%	4.73%	950	20,070

Total Mortgage Loans		$1,918,372	$1,569	$1,919,941	5.83%	5.75%	$133,815	$1,819,333

CONSOLIDATED MORTGAGE LOANS		$1,742,679	$1,569	$1,744,248	5.80%	5.71%	$119,985	$1,660,848
UNCONSOLIDATED MORTGAGE LOANS		175,693	—	175,693	6.13%	6.13%	13,830	158,485
EXCHANGEABLE NOTES (8)		136,900	(2,809)	134,091	4.00%	5.84%	5,476	136,900	May 2012
REVOLVING FACILITY (9) (10)		—	—	—	5.22%	5.22%	—	—	March 2013
TERM LOAN - FIXED RATE (9) (11)		300,000	—	300,000	5.90%	5.90%	17,692	300,000	March 2013
TERM LOAN - VARIABLE RATE (9) (12)		47,200	—	47,200	5.22%	5.22%	2,464	47,200	March 2013

Total		$2,402,472	$(1,240)	$2,401,232	5.72%	5.76%	$159,447	$2,303,433

AMORTIZATION OF DEFERRED FINANCING FEES		—	—	—	0.00%	0.38%	—	—

EFFECTIVE INTEREST RATE		$2,402,472	$(1,240)	$2,401,232	5.72%	6.14%	$159,447	$2,303,433

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage loan has been swapped to the fixed interest rate presented.
(3)	The mortgage loan has two one year extension options.
(4)	The mortgage loan has one one year extension option.
(5)	The mortgage loan has one five year extension option.
(6)

The mortgage loan has two one year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010. The second option was exercised in July 2010 for the period August 2010 to August 2011.

(7)	The mortgage loan has an interest rate floor of 6.0%.
(8)	The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.
(9)	Secured by first mortgage liens on 20 properties and a second mortgage lien on one property. See page 30 for property detail.
(10)	The total available to borrow against the 2010 Revolving Facility is $148.5 million.
(11)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at an average rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to fixed at a rate of 0.61% for year one, 1.78% for year two and 2.96% for the balance of the initial term.

(12)	Includes $15.7 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in March 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

December 31, 2010
Consolidated Liabilities to Gross Asset Value	67.11%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 75%
EBITDA to Interest Expense	1.85
EBITDA may not be less than 1.60 to 1.00
Adjusted EBITDA to Fixed Charges	1.57
Adjusted EBITDA may not be less than 1.35 to 1.00
Corporate Debt Yield	10.96%
The ratio of EBITDA to total indebtedness may not be less than 9.50%
Facility Debt Yield	11.08%
The ratio of NOI for Collateral Properties to Facility Amount

Collateral Properties (2)
Chambersburg Mall	Nittany Mall	The Plaza at Magnolia
Crossroads Mall	North Hanover Mall	South Mall
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	P&S Office Building	Voorhees Town Center
The Gallery at Market East II	Palmer Park Mall	Washington Crown Center
The Commons at Magnolia	Phillipsburg Mall	Westgate Anchor Pad
New River Valley Mall (2)	Plymouth Meeting Mall	Wiregrass Commons Mall

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010 (the “2010 Credit Facility”) contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein,iti there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated March 11, 2010. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	All properties secured by first mortgage liens except for New River Valley Mall, which is secured by second mortgage lien.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group, Inc.	5,835,101
BlackRock Institutional Trust Company, N.A.	4,271,999
JP Morgan Asset Management	2,382,086
Dreman Value Management, L.L.C.	2,343,322
State Street Global Advisors (US)	1,891,003
Deutsche Investment Management Americas, Inc.	1,847,114
Cohen & Steers Capital Management, Inc.	1,484,543
Pacific Heights Asset Management, LLC	1,000,000
Samlyn Capital	905,000
Integrity Asset Management, LLC	883,403

TOTAL of Ten Largest Institutional:	22,843,571
TOTAL of all Institutional Holders:	38,639,075
Ten Largest as % of Total Institutional:	59.1%

(1)	Based on 13F and 13G filings as of December 31, 2010 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2009
Institutional (1)	38,639,075	66.9%	24,266,770
Retail (2)	13,992,951	24.2%	18,359,983
Insiders (3)	5,133,095	8.9%	4,317,448

TOTAL	57,765,121	100.0%	46,944,201

(1)	Based on 13F and 13G filings as of December 31, 2010 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2010 (Shares and OP Units only). Excludes 136,025 exercisable options. See proxy statement dated April 29, 2010 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”)(for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains or sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, abandoned project costs and other expenses

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.